Exhibit 10.27

Crunch Holding Corp.

One Old Bloomfield Road

Mountain Lakes, New Jersey 07046

[                    ], 2009

[Team Member/Employee/Partner]

In light of recent events impacting the economy and the performance of Crunch Holding Corp. (the “Company”), the board of directors of the Company has decided to modify the vesting terms applicable to the Performance Options previously granted to you under the Company’s 2007 Stock Incentive Plan (the “Plan”). The changes are intended to make it more likely that the Company will be able to satisfy the EBITDA-vesting targets under your Performance Options. This means it will be more likely that you will become vested in these Performance Options.

Capitalized terms used but not defined in this letter shall have the meanings ascribed such terms in your Nonqualified Stock Option Agreement (the “Option Agreement”).

Effective immediately, Section 3(b)(ii) to the Option Agreement shall hereby be amended to insert the following language at the end thereof:

“Notwithstanding the foregoing, (x) if the EBITDA Target is achieved in any two consecutive Fiscal Years (excluding 2007 and 2008) during Participant’s continued Employment, then the then current year’s and all prior years’ Performance Options that are unvested shall vest and become exercisable, or (y) if the Exit Option becomes vested and exercisable during Participant’s continued Employment, then all Performance Options shall vest and become exercisable.”

For any Option Agreement with Performance Options that are eligible to vest in respect of Fiscal Years 2007 through 2011, effective immediately, Schedule B to the Option Agreement shall hereby be amended by deleting in its entirety the chart set forth therein and replacing it with the following:

Fiscal Year	EBITDA Target (dollars in millions)	Cumulative EBITDA Target (dollars in millions)
2007

2008

2009

2010

2011

For any Option Agreement with Performance Options that are eligible to vest in respect of Fiscal Years 2008 through 2012, effective immediately, Schedule B to the Option Agreement shall hereby be amended by deleting in its entirety the chart set forth therein and replacing it with the following:

Fiscal Year	EBITDA Target (dollars in millions)	Cumulative EBITDA Target (dollars in millions)
2008

2009

2010

2011

2012

For any Option Agreement with Performance Options that are eligible to vest in respect of Fiscal Years 2009 through 2013, effective immediately, Schedule B to the Option Agreement shall hereby be amended by deleting in its entirety the chart set forth therein and replacing it with the following:

Fiscal Year	EBITDA Target (dollars in millions)	Cumulative EBITDA Target (dollars in millions)
2009

2010

2011

2012

2013

Except as is provided in this letter, the Option Agreement shall remain unchanged and continue in full force and effect.

Sincerely,

Crunch Holding Corp.

By:
Name:
Title: